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                                                                    EXHIBIT 4(E)






                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       FOR
                      ATLAS AMERICA PUBLIC #15-2006(D) L.P.




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                                     DELAWARE
                         ----------------------------     PAGE I
                                 The First State


         I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF LIMITED PARTNERSHIP OF "ATLAS AMERICA PUBLIC #15-2006(D) L.P.", FILED IN THIS OFFICE ON THE TWENTY-SIXTH DAY OF SEPTEMBER, A.D. 2005, AT 12 O'CLOCK P.M.


4035865 8100                         /s/ Harriet Smith Windsor
               [GRAPHIC OMITTED]     -----------------------------------------
050785589                            Harriet Smith Windsor, Secretary of State
                                     AUTHENTICATION: 4182009
                                     DATE: 09-26-05


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                                                         STATE OF DELAWARE
                                                        SECRETARY OF STATE
                                                     DIVISION OF CORPORATIONS
                                                   DELIVERED 12:00 PM 09/26/2005
                                                     FILED 12:00 PM 09/26/2005
                                                    SRV 050785589 - 4035865 FILE

                                STATE OF DELAWARE
                       CERTIFICATE OF LIMITED PARTNERSHIP

o THE UNDERSIGNED, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, do hereby certify as follows:

o    FIRST: The name of the limited partnership is

          ATLAS AMERICA PUBLIC #15-2006(D) L.P.

o    SECOND: The address of its registered office in the State of Delaware is

          110 S. POPLAR STREET, SUITE 101 in the city of
          WILMINGTON, DE 19801

     The name of the Registered Agent at such address is ANDREW M. LUBIN

o    Third: The name and mailing address of each general partner is as follows:

                            ATLAS RESOURCES, INC.
                            MANAGING GENERAL PARTNER
                            311 ROUSER ROAD, P. O. BOX 611
                            MOON TOWNSHIP, PA 15108

o IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership of Atlas America Public #15-2006(D) L.P. as of September 2, 2005.

                                   Partnership Name
                                   BY: ATLAS RESOURCES, INC.
                                       MANAGING GENERAL PARTNER

                                   /s/ Karen A. Black
                                   ---------------------------------------------
                                   KAREN A. BLACK, VICE PRESIDENT -- PARTNERSHIP ADMINISTRATION